UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
BOOMER HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Copies to: Peter Campitiello, Esq. McCarter & English, LLP Two Tower Center Boulevard East Brunswick, NJ 08816 Tel: 723-867-9741 Fax: 732.393.1901

BOOMER HOLDINGS, INC.
8670 W. Cheyenne Avenue
Las Vegas, NV 89129
May  , 2021
To Our Stockholders:
On behalf of the Board of Directors of Boomer Holdings, Inc., I cordially invite you to attend a Special Meeting of Stockholders to be held on June 4, 2021, at 11 a.m., Pacific Time, at the offices of the Company at 8670 W. Cheyenne Avenue, Las Vegas, Nevada 89129.
At this special meeting you will be asked to: (i) approve the amendment to our Articles of Incorporation to increase the number of our authorized shares from 200,000,000 authorized shares of common stock, par value $0.001 per share (the “Common Stock”) to 500,000,000 shares (ii) approve the adjournment of the special meeting to solicit additional proxies if there are insufficient proxies at the special meeting to approve the foregoing proposal, as further described in the enclosed proxy statement and (iii) transact such other business as may properly come before the special meeting. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.
Our Board of Directors unanimously recommends that you vote “FOR” both proposals.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE SPECIAL MEETING.
Cordially,

BOOMER HOLDINGS, INC.

Michael R. Quaid, Chief Executive Officer

BOOMER HOLDINGS, INC.
Notice of Special Meeting of Stockholders
To Be Held on June 4, 2021
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”), of Boomer Holdings, Inc. (the “Company” or “Boomer”) will be held on June 4, 2021, at 11:00 a.m., Pacific Time, at the offices of the Company at 8670 W. Cheyenne Avenue, Las Vegas, Nevada 89129, for the following purposes:
1.
To approve a proposal to amend to our Articles of Incorporation to increase the number of our authorized shares common stock, par value $0.001 (the “Common Stock”) per share from 500,000,000 shares to 300,000,000 shares (Proposal 1); and

2.	To approve a proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve Proposal 1 (Proposal 2); and
3.
To transact such other business as may properly come before the Special Meeting, including to consider any procedural matters incident to the conduct of the Special Meeting, such as the postponement of the Special Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting. Please note that you will be asked to present the admission ticket attached to the accompanying proxy card, plus proof that you are a shareholder of the Company, as well as valid picture identification, such as a driver’s license or passport, in order to attend the Special Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Special Meeting.
You are requested to sign, date and return the enclosed proxy card promptly, whether or not you plan to attend the Special Meeting, and regardless of the number of shares of Common Stock you own.. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on June 3, 2021; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on June 3, 2021; or (iii) attending the Special Meeting and voting in person thereat the shares represented by such proxy card. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Boomer Holdings, Inc., 8670 W. Cheyenne Avenue, Las Vegas, Nevada 89129, Attention: Secretary. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.
Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Special Meeting.
The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on April 30, 2021, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Special Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Special Meeting until the closing of the polls thereat.
Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.
By Order of the Board of Directors

Name:	Michael R. Quaid
Title:	Chief Executive Officer

May , 2021

BOOMER HOLDINGS, INC.
8670 W. Cheyenne Avenue
Las Vegas, NV 89129
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2021
Proxy Solicitation and General Information
This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.001 per share, of Boomer Holdings, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as “Boomer Holdings, Inc.,” “Boomer,” the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting of Stockholders to be held on June 4, 2021, at 11:00 a.m., Pacific Time, at the offices of the Company located at 8670 W. Cheyenne Avenue, Las Vegas, NV 89129, and at any adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy will be first sent or given on or about May  , 2021.
At the Special Meeting, stockholders will be asked:
1.
To approve a proposal to amend our Articles of Incorporation to increase the number of our authorized shares common stock, par value $0.001 per share (the “Common Stock”) from 500,000,000 shares to 300,000,000 shares (Proposal 1);

2.
To approve a proposal for the adjournment of the Special Meeting to solicit additional proxies, if there are insufficient proxies at the Special Meeting to approve the foregoing proposal (Proposal 2); and

3.
To transact such other business as may properly come before the Special Meeting, including to consider any procedural matters incident to the conduct of the Special Meeting, such as the postponement of the Special Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Special Meeting.

The Board of Directors has fixed the close of business on April 30, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Special Meeting and may vote in person or by proxy authorized in writing.
Proxies and Voting
Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Special Meeting in accordance with instructions contained therein. The amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of Common Stock (Proposal 1) requires the affirmative vote of a majority of the Company’s outstanding shares of voting stock. Broker non-votes and abstentions will not count as affirmative votes. If a Proxy Card is signed and returned without instruction, the Shares will be voted against Proposal 1 and Proposal 2.
Voting
Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.
Our Board of Directors has selected Michael R. Quaid and Daniel Capri, and each of them, to serve as “Proxyholders” for the Special Meeting. Proxy Cards which are not revoked will be voted at the Special Meeting in accordance with instructions contained therein.
Revocation of Proxy
A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at Boomer Holdings, Inc., 8670 W. Cheyenne Avenue, Las Vegas, NV 89129, c/o Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy.

Voting on Other Matters
The Board of Directors knows of no other matters that are to be brought before the Special Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Special Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
Only stockholders as of the close of business on April 30, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. As of April 30, 2021, there were approximately 157,305,911 shares of our Common Stock outstanding and each entitled to one vote, per each share entitled to vote and there were 0 shares of our Preferred Stock, par value $0.001 per share (the “Preferred Stock”) outstanding and entitled to vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock.
Quorum; Required Votes
The presence at the Special Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding votes entitled to vote constitutes a quorum for this Meeting.
Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Nominees may have such discretion to vote absent instructions with respect to certain “routine” matters, but not with respect to matters that are considered “non-routine,” such as the amendment of a charter to increase the number of authorized shares or a proposal considered to be related to a non-routine matter. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1 or 2.
Each share of Boomer common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a majority of the Company’s outstanding voting capital stock is necessary for the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized Capital Stock (Proposal 1). The affirmative vote of a majority vote of the shares cast affirmatively or negatively for this proposal is required to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1 (Proposal 2).
An abstention will be counted towards establishing quorum, but will not be voted on with respect to Proposal 1. Therefore, if a quorum is present, abstentions will have the same effect as a vote “AGAINST” Proposal 1. An abstention will have no effect on Proposal 2.
A broker non-vote will have the same effect as a vote against Proposal 1 and will have no effect on the Adjournment Proposal.
An inspector of elections appointed by Boomer will tabulate votes at the Special Meeting.
Proxy Solicitation; Expenses
Boomer will bear the costs of the solicitation of proxies for the Special Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.
Voting Confidentiality
Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

Appraisal Rights
Stockholders will have no rights of appraisal under the Nevada Revised Statutes in connection with the proposals to be considered at the Special Meeting.
IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE SPECIAL MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

PROPOSAL 1
APPROVE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK
At the Special Meeting, we will ask our stockholders to approve a proposal to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock (the “Amendment” or the “Share Increase”). On or about April 14, 2021, the Board of Directors approved a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of our Capital Stock from 210,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock to 510,000,000 shares comprised of 500,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. On April 30, 2021, there were approximately 157,305,911 shares of our Common Stock issued and outstanding, and approximately no shares of our Common Stock reserved for issuance and no shares of our Preferred Stock are issued and outstanding. Accordingly, approximately only 42,694,089 shares of the total number of common stock currently authorized remain available for issuance or may be reserved for issuance prior to any amendment to increase the authorized shares of capital stock.
Form of the Amendment
The proposed amendment (the “Amendment”) would amend and restate Article Four of our Articles of Incorporation to read in its entirety as follows:
ARTICLE IV
(a) Authorized Capital Stock.
(i) the total number of shares of stock that the Corporation shall have authority to issue is 510,000,000, consisting of (i) 500,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).
(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:
(i) the designation of such class or series, which may be by distinguishing number, letter or title;
(ii) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);
(iii) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;
(iv) on which dividends, if any, shall be payable;
(v) whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;
(vi) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;
(vii) the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;
(ix) restrictions on the issuance of shares of the same class or series or of any other class or series;
(x) whether the holders of the shares of such class or series shall be entitle to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Capital Stock are entitled to vote;
(xi) the restrictions and conditions, if any, upon the issuance or reissuance of any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and
(xii) any other preferences, limitations or relative rights of shares of such class or series consistent with this Article III, the N.R.S. and applicable law.
(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended and Restated Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.
Background and Reasons for the Share Increase
Our Articles of Incorporation currently authorize the issuance of up to 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of the close of business on April 27, 2021, there were approximately 157,305,911 shares of Common Stock issued and outstanding and no shares reserved for issuance pursuant to outstanding warrants, and options, leaving a balance of approximately 42,694,089 shares of Common Stock available for issuance. In addition, no shares of Preferred Stock are issued and outstanding leaving a balance of 10,000,000 shares that are authorized but unissued. There are currently no shares of Preferred Stock reserved for issuance.
If the Share Increase is approved by shareholders, upon its effectiveness we will have a total of 300,000,000 authorized shares of Common Stock, with approximately 157,305,911 shares of Common Stock issued and outstanding as of the date of this Proxy Statement, and no shares reserved for issuance, leaving a balance of approximately 42,694,089 shares of Common Stock authorized and any specific purpose. We will have no shares of Preferred Stock issued and outstanding as of the Record Date, leaving a balance of 10,000,000 shares of Preferred Stock authorized and unissued and not reserved for any specific purpose. The Board of Directors recommends that shareholders approve the Share Increase. Adoption of the amendment requires that the number of votes cast in favor of the amendment exceed the number of votes cast against it at the Special Meeting.
Purpose of the Amendment
The Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of our capital stock in order to give the Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board of Directors believes that additional authorized shares of capital stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company.
The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of capital stock from the additional shares to be authorized herein. The authorized but unissued shares will only be issued at the direction of the Board of Directors, and upon separate shareholder approval if and as required by applicable law.
Rights of Additional Authorized Shares
Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The amendment will not affect the rights of current holders of common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares. In accordance with our Articles of Incorporation and the Nevada Revised Statutes, any of our unissued shares of Preferred Stock are “blank check” Preferred Stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be determined by the Company’s Board of Directors.

Potential Adverse Effects of the Amendment
Adoption of the amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board of Directors has no current plan to issue shares from the additional authorized shares provided by the amendment. However, any future issuance of additional authorized shares of our Common Stock or Preferred Stock, at the future direction of the Board of Directors and upon the approval of shareholders, if and as required by applicable law and NYSE American regulation, may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.
In addition to the general corporate purposes mentioned above, an increase in the number of authorized shares of Common Stock or Preferred Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board of Directors determines is not in the best interest of the Company and its stockholders. However, the Board of Directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.
Potential Anti-Takeover Effects
The Share Increase could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in our best interests or in the best interests of our shareholders. The ability of our Board of Directors to cause us to issue substantial amounts of Common Stock or Preferred Stock without the need for shareholder approval, except as may be required by law or regulation, upon such terms and conditions as our Board of Directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in our control or to dilute the stock ownership of holders of common stock seeking to obtain control of us. The issuance of Common Stock or Preferred Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in our control. Our Board of Directors, however, does not intend or view the Share Increase Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.
Appraisal Rights
Pursuant to the Nevada Revised Statutes, shareholders are not entitled to appraisal rights with respect to the Share Increase.
Effectiveness of Amendment
If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR”
THE AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 30, 2021, certain information regarding the beneficial ownership of the Company’s Common Stock and Preferred Stock outstanding by (i) each person known to us to own or control 5% or more of our Common Stock, (ii) each of our directors, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our current Named Executive Officers and Directors as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.
Shareholder(1)	Beneficial Ownership	Percent of Class(2)
Michael Quaid, Director, Chief Executive Officer,	14,003,250	9.27%
Daniel Capri, Chairman, President(3)	34,000,000	21.6%
Giang Thi Hoang, Director(4)	11,940,001	7.6%
All Officers and Directors as a Group (4 persons)	59,943,251	38.1%
(1)	The address for all officers, directors and beneficial owners is 8670 W. Cheyenne Avenue, #120, Las Vegas Nevada 89129
(2)	Based upon 155,044,311 shares of Common Stock Outstanding
(3)
Represents 157,305,911 shares of Common Stock Held by Mr. Capri individually, 9,000,000 shares of Common Stock held by Nettech Holdings, 7,000,000 shares of Common Stock held by IBC of Nevada, Inc., 6,000,000 shares held by Reminders from Heaven LLC and 5,000,000 shares held by Whale Sports, over which Mr. Capri holds voting and dispositive control.

(4)	Includes 7,940,001 shares held by GTH Holdings LLC over which Ms. Hoang holds voting and dispositive control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.
The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.
These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code of Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:
(a)
The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

(b)
The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

(c)
The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

(d)	The contract or transaction is fair as to the corporation at the time it is authorized or approved.
WHERE YOU CAN FIND MORE INFORMATION
The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.
FOR THE BOARD OF DIRECTORS

Chairman of the Board of Directors, President and Secretary